Exhibit 10.32

                       CONSULTING SERVICES AGREEMENT


     THIS AGREEMENT, made this 8 day of February 1995 , by and between IOMEGA CORPORATION ("IOMEGA"), and John R. Myers ("CONSULTANT").

1.   INDEPENDENT CONSULTING SERVICES

     IOMEGA hereby retains CONSULTANT and CONSULTANT hereby agrees to perform consulting services on a "work-made-for-hire" basis as described in Exhibit A, which is attached hereto and by this reference made a part hereof.

2.   SCHEDULES/DELIVERABLES

     Such work-made-for-hire shall be performed and deliverables shall be completed by CONSULTANT under the schedule set forth in Exhibit A. Time is of the essence in the performance of this Agreement by CONSULTANT.

3.   CONSIDERATION

     Consideration for the work-made-for-hire to be performed by CONSULTANT shall be paid by IOMEGA to CONSULTANT at the times and in the amounts set forth in Exhibit A.

4.   TERM/TERMINATION

     This Agreement shall commence on the date hereof and shall remain in effect until the work is completed pursuant to the schedule set forth in Exhibit A unless terminated earlier under the provisions of this Section 4. IOMEGA may terminate this Agreement at any time, with or without cause, upon prior written notice thereof to CONSULTANT and upon payment for the work performed to said termination date pursuant to the consideration set forth in Exhibit A. Either party may terminate for material breach of this Agreement by the other party upon thirty (30) days prior written notice to the other party if such breach is not cured within such thirty (30) day period.

5.   RELATIONSHIP

     CONSULTANT acknowledges that CONSULTANT is solely an independent contractor hereunder. Accordingly, the relationship of the parties hereto is not that of an employer-employee and CONSULTANT is not to be considered an employee of IOMEGA entitled to any IOMEGA employment rights or benefits. CONSULTANT shall provide CONSULTANT's own invoices for payment on CONSULTANT's own letterhead unless otherwise set forth in Exhibit A.

6.   DEFINITIONS

     (a)  "PROPRIETARY INFORMATION" means IOMEGA's INVENTIONS,
INTELLECTUAL PROPERTY, and any and all confidential, proprietary or secret information, including without limitation, information relating to IOMEGA's INVENTIONS, INTELLECTUAL PROPERTY, products, research, technology, developments, services, clients, customers, suppliers, employees, business, operations or activities, and also that of any third party disclosed to IOMEGA.

     (b) "INVENTIONS" means any and all inventions, technology, products, devices, equipment, processes, methods, ideas, improvements, configurations, discoveries, computer programs, works of authorship, information and data.

     (c) "INTELLECTUAL PROPERTY" means any and all United States and foreign patents, trade secrets, know-how, copyrights, trademarks and service marks and any and all rights, applications and registrations relating to them.

7.   PROPRIETARY INFORMATION

     (a) CONSULTANT recognizes that CONSULTANT's relationship with IOMEGA is one of high trust and confidence by reason of access to any contact with the PROPRIETARY INFORMATION of IOMEGA during the performance of this Agreement and agrees to protect such PROPRIETARY INFORMATION of IOMEGA and its clients, customers, suppliers, and other third parties. CONSULTANT will not, during the term of this Agreement or at any time thereafter, disclose to others, or use for CONSULTANT's own benefit or for the benefit of another, any PROPRIETARY INFORMATION.

     (b) CONSULTANT's obligations of confidentiality under this Section 7 will not apply, however, to any PROPRIETARY INFORMATION which:

          (i) is described in a patent anywhere in the world, is disclosed in a printed publication available to the public, or is otherwise in the public domain through no action or fault of CONSULTANT;

          (ii) is generally disclosed to third parties by IOMEGA without restriction on such third parties, or is approved for release by written authorization of IOMEGA;

          (iii) is not designated in writing by IOMEGA within ten (10) days from disclosure to CONSULTANT to be of a secret, confidential or proprietary nature; or

          (iv) is shown to IOMEGA by CONSULTANT, within ten (10) days from disclosure, by underlying documentation to have been known by CONSULTANT before receipt from IOMEGA and/or to have been developed by CONSULTANT completely independent of any disclosure by IOMEGA.

     (c) Title to all property received by CONSULTANT from IOMEGA, including all PROPRIETARY INFORMATION, shall remain at all times the sole property of IOMEGA, and this Agreement shall not be construed to grant to CONSULTANT any patents, licenses or similar rights to such property and PROPRIETARY INFORMATION disclosed to CONSULTANT hereunder.

     (d) Upon termination of this Agreement or at any other time upon request, CONSULTANT shall promptly return to IOMEGA all documents, notes, memoranda, computer storage media, notebooks, drawings, records, reports, files, software and other tangible materials and property, including all PROPRIETARY INFORMATION and all manifestations thereof, delivered to or prepared by CONSULTANT or others under this Agreement, and all copies and reproductions thereof.

     (e) CONSULTANT will not use or disclose, in the course of CONSULTANT's performance under this Agreement, any PROPRIETARY INFORMATION of any previous employer, client, or third party, nor will CONSULTANT incorporate into any product or INVENTION of IOMEGA any third party's products, PROPRIETARY INFORMATION, INVENTIONS or INTELLECTUAL PROPERTY.

8.   INVENTIONS AND INTELLECTUAL PROPERTY

     (a) Any and all INVENTIONS, (whether or not patentable and whether or not they are made, conceived or reduced to practice using IOMEGA's data or facilities) which CONSULTANT shall conceive, develop, reduce to practice or create (either solely or jointly with others) during the term of this Agreement and for a period of six (6) months thereafter, and which are related to the work performed under this Agreement or to the present or planned business of IOMEGA, shall be considered works-made-for-hire and shall be the sole property of IOMEGA. CONSULTANT agrees to and hereby assigns to IOMEGA, without further compensation, any such INVENTIONS and INTELLECTUAL PROPERTY.

     (b) CONSULTANT will promptly disclose to IOMEGA all such INVENTIONS and will assist IOMEGA in obtaining and enforcing, for its own benefit, patents and any other INTELLECTUAL PROPERTY relating thereto in any country. Upon request, CONSULTANT will execute all applications, assignments, instruments and papers and perform all acts necessary or desired by IOMEGA to assign all such INVENTIONS and INTELLECTUAL PROPERTY relating thereto fully and completely to IOMEGA and to enable IOMEGA, (including its successors, assigns and nominees) to secure and enjoy the full benefits and advantages thereof.

9.   MISCELLANEOUS

     (1) CONSULTANT's obligations under Section 7 and 8 hereof shall survive and continue after the termination of this Agreement and CONSULTANT's services to IOMEGA. CONSULTANT will perform such obligations without further consideration, except for reimbursement of expenses incurred at the request of IOMEGA. If CONSULTANT is not employed by IOMEGA as a consultant or otherwise at the time CONSULTANT is requested to perform any obligations under this Agreement, CONSULTANT shall receive for such performance a reasonable per diem fee as well as reimbursement of any expenses incurred at the request of IOMEGA. The absence of a request by IOMEGA for information or for the making of an oath, or for the execution of any document, shall in no way be construed to constitute a waiver of IOMEGA's rights under this Agreement.

     (b) CONSULTANT recognizes that any breach by CONSULTANT of CONSULTANT's obligations under this Agreement will result in irreparable injury to IOMEGA for which damages and other legal remedies will be inadequate. In seeking enforcement of any of these obligations, IOMEGA will be entitled
(in addition to other remedies) to preliminary and permanent injunctive and other equitable relief to prevent, discontinue and/or restrain the breach of this Agreement.

     (c) This Agreement shall not require the assignment of any INVENTIONS or other act in contravention of any applicable law but shall be enforceable to the extent permitted by such applicable law. If any provision of this Agreement is invalid or unenforceable, then such provision shall be construed and limited to the extent necessary, or severed if necessary, in order to eliminate such invalidity or unenforceability, and the other provisions of this Agreement shall not be affected thereby.

     (d) No delay or omission by either party in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by either party on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     (e) The headings contained in this Agreement are for the convenience of reference only and shall not be used in any way to interpret this Agreement or any performance required hereunder.

     (f) If either party employs attorneys to enforce any rights arising out of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

     (g) All notices shall be deemed given on the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested, or (ii) sent by overnight courier, charges prepaid, with a confirming facsimile, to the addresses shown below the signature line of this Agreement.

     (h) This Agreement is governed by and will be construed in accordance with the laws of the State of Utah, and the Courts of Utah shall be the exclusive forum.

     (i) This Agreement will be binding upon CONSULTANT's heirs, executors and administrators and will inure to the benefit of IOMEGA and its successors and assigns.

     (j) This Agreement supersedes all prior agreements, written or oral, between CONSULTANT and IOMEGA relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by CONSULTANT and IOMEGA.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

CONSULTANT:

By: /s/ John R. Myers
     Signature

     John R. Myers
     Name Printed   Title


ADDRESS FOR NOTICE: Attn:




IOMEGA:
IOMEGA CORPORATION

By: /s/ Kim B. Edwards
     Signature

     Kim B. Edwards          Pres. & CEO
     Name Printed             Title

ADDRESS FOR NOTICE: Attn: